UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

ZENDESK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

989 Market Street	San Francisco,	California	94103
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 418-7506

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On October 28, 2021, Zendesk, Inc. (“Zendesk”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Zendesk, Milky Way Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Zendesk (“Merger Sub”), and Momentive Global Inc., a Delaware corporation (“Momentive”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into Momentive (the “Merger”), with Momentive surviving the merger as a wholly owned subsidiary of Zendesk. The respective boards of directors of Zendesk and Momentive have approved the Merger Agreement and the Merger.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.00001 per share, of Momentive (“Momentive Shares”) (subject to certain exceptions set forth in the Merger Agreement) will be converted in the Merger into the right to receive 0.225 (the “Exchange Ratio”) of a share of common stock, par value $0.01 per share, of Zendesk (“Zendesk Shares”), with a cash payment for any fractional shares resulting from the calculation. The Merger is intended to qualify as a reorganization for U.S. federal income tax purposes.

Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including, among others: (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding Momentive Shares; (ii) the approval of the issuance of Zendesk Shares in the Merger (the “Zendesk Share Issuance”) by a majority of the votes cast by the holders of Zendesk Shares on such proposal; (iii) the approval for listing on the New York Stock Exchange of Zendesk Shares to be issued in the Merger; (iv) the effectiveness of a registration statement on Form S-4 filed with the Securities and Exchange Commission by Zendesk in connection with the Zendesk Share Issuance; and (v) the expiration or termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Merger Agreement also provides that, at the Effective Time:

•

Each share of Momentive restricted stock that is outstanding and unvested and held by a Momentive employee who will continue employment with the combined company immediately following the Effective Time will be converted automatically into corresponding Zendesk restricted stock based on the Exchange Ratio and otherwise subject to substantially the same terms as were applicable to such share of restricted stock prior to the Effective Time.

•

Each option (whether vested or unvested and whether in-the-money or out-of-the-money) relating to Momentive Shares held by a Momentive employee who will continue employment with the combined company immediately following the Effective Time will be assumed by Zendesk and converted automatically into corresponding options relating to Zendesk Shares based on the Exchange Ratio and otherwise subject to substantially the same terms as were applicable to such option prior to the Effective Time.

•

Each in-the-money vested option relating to Momentive Shares that is held by a Momentive employee who will not continue employment with the combined company immediately following the Effective Time will be cancelled and extinguished and the holder will receive for each Momentive Share subject to such option a cash payment (subject to applicable withholding) equal to the difference between (i) the product of the Exchange Ratio times the volume weighted average trading price of a Zendesk Share for the five trading days ending on the trading day immediately preceding the closing date of the Merger, and (ii) the option exercise price per Momentive Share.

•

Each unvested option (whether in-the-money or out-of-the-money) relating to Momentive Shares and each out-of-the-money vested option relating to Momentive Shares, in each case held by a Momentive employee who will not continue employment with the combined company immediately following the Effective Time, will be cancelled and extinguished for no consideration.

•

Each Momentive restricted stock unit that is unvested and held by a Momentive employee who will continue employment with the combined company immediately following the Effective Time will be converted automatically into corresponding restricted stock units relating to Zendesk Shares based on the Exchange Ratio and otherwise subject to substantially the same terms as were applicable to such restricted stock unit prior to the Effective Time.

•

Each Momentive restricted stock unit and each share of Momentive restricted stock that is outstanding and unvested and held by a Momentive employee who will not continue employment with the combined company immediately following the Effective Time will be cancelled and extinguished for no consideration.

•

Each Momentive restricted stock unit and each share of Momentive restricted stock that is outstanding and vested will be cancelled and extinguished, and the holder thereof will be entitled to receive (subject to applicable withholding) a number of Zendesk Shares equal to the number of Momentive Shares subject to such vested equity award multiplied by the Exchange Ratio, with a cash payment for any fractional shares resulting from the calculation.

The Merger Agreement contains customary representations, warranties and covenants made by each of Zendesk and Momentive, including, among others, covenants by Momentive regarding the conduct of its business prior to the closing of the Merger. Zendesk and Momentive are required, among other things, not to solicit proposals for certain alternative transactions and, subject to certain exceptions, not to engage in discussions or negotiations with any person making a proposal for any such alternative transaction. Zendesk is required to hold a meeting of its stockholders to vote on the Zendesk Share Issuance and Momentive is required to hold a meeting of its stockholders to vote on the adoption of the Merger Agreement.

Each of Zendesk and Momentive may terminate the Merger Agreement under certain specified circumstances, including but not limited to, (i) if the Merger is not consummated by 11:59 p.m. (California time) on July 28, 2022 (the “End Date”), or (ii) if the required approval of Zendesk’s or Momentive’s stockholders is not obtained. In addition, Zendesk may terminate the Merger Agreement if Momentive’s board of directors changes its recommendation to Momentive’s stockholders to vote in favor of the adoption of the Merger Agreement, and Momentive may terminate the Merger Agreement if Zendesk’s board of directors changes its recommendation to Zendesk stockholders to vote to approve the Zendesk Share Issuance.

In certain circumstances in connection with the termination of the Merger Agreement, Zendesk or Momentive may be required to pay the other a termination fee of $150,000,000 (the “Termination Fee”).

Under the Merger Agreement, Momentive may be required to pay to Zendesk the Termination Fee if the Merger Agreement is terminated: (i) by Zendesk or Momentive because (A) the Merger has not been consummated on or prior to the End Date, (B) the failure to consummate the Merger was primarily due to a material failure on the part of Momentive to perform its covenants or obligations under the Merger Agreement, (C) at or prior to such termination, a third-party offer or proposal to acquire Momentive has been made known to Momentive, and (D) within 12 months after the date of such termination, Momentive has consummated a transaction with a third party or has entered into a definitive agreement with a third party providing for a transaction (and such transaction is ultimately consummated), in each case, for an acquisition of Momentive; (ii) by Zendesk or Momentive because Momentive has failed to obtain the necessary stockholder vote to adopt the Merger Agreement and (A) at or prior to such termination, a third-party offer or proposal to acquire Momentive has been made known publicly and has not been publicly withdrawn at least 10 business days prior to Momentive’s stockholder meeting called for purposes of voting on the adoption of the Merger Agreement and (B) within 12 months after the date of such termination, Momentive has consummated a transaction with a third party or has entered into a definitive agreement with a third party providing for a transaction (and such transaction is ultimately consummated), in each case, for an acquisition of Momentive; and (iii) by Zendesk upon the occurrence of a Company Triggering Event (as defined in the Merger Agreement) or by Zendesk or Momentive because Momentive has failed to obtain the necessary stockholder vote to adopt the Merger Agreement after the occurrence of a Company Triggering Event.

Under the Merger Agreement, Zendesk may be required to pay to Momentive the Termination Fee if the Merger Agreement is terminated: (i) by Zendesk or Momentive because (A) the Merger has not been consummated on or prior to the End Date, (B) the failure to consummate the Merger before the End Date was primarily due to a material failure on the part of Zendesk to perform its covenants or obligations under the Merger Agreement, (C) at or prior to such termination, a Disruptive Parent Acquisition Proposal (as defined in the Merger Agreement) has been made known to Zendesk, and (D) within 12 months after the date of such termination, Zendesk has consummated a transaction or has entered into a definitive agreement with a third party providing for a transaction (and such transaction is ultimately consummated), in each case, for an acquisition of Zendesk; (ii) by Zendesk or Momentive because Zendesk has failed to obtain the necessary stockholder vote to approve the Zendesk Share Issuance and (A) at or prior to such termination, a Disruptive Parent Acquisition Proposal has been made known publicly and has not been publicly withdrawn at least 10 business days prior to Zendesk’s stockholder meeting called for purposes of voting to approve the Zendesk Share Issuance, and (B) within 12 months after the date of such termination, Zendesk has consummated a transaction or has entered into a definitive agreement with a third party providing for a transaction (and such transaction is ultimately consummated), in each case, for an acquisition of Zendesk; and (iii) by Momentive upon the occurrence of a Parent Triggering Event (as defined in the Merger Agreement) or by Zendesk or Momentive because Zendesk has failed to obtain the necessary stockholder vote to approve the Zendesk Share Issuance after the occurrence of a Parent Triggering Event.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Zendesk or Momentive. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by each of Zendesk and Momentive to each other in connection with the signing of the Merger Agreement or in filings of the parties with the Securities and Exchange Commission (the “SEC”). These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Zendesk and Momentive rather than establishing matters as facts and were made only as of the date of the Merger Agreement (or such other date or dates as may be specified in the Merger Agreement). Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about Zendesk or Momentive.

Voting Agreements

Concurrently with the execution of the Merger Agreement, Zander Lurie and Ryan Finley and certain of their affiliates, and a stockholder of Momentive affiliated with Sheryl Sandberg, solely in their capacity as stockholders of Momentive (each, a “Stockholder”), entered into Voting Agreements (the “Voting Agreements”) with Zendesk and Momentive, pursuant to which, among other things, and subject to the terms and conditions of the Voting Agreements, each Stockholder has agreed to cause to be voted all Momentive Shares owned by such Stockholder (i) in favor of the adoption of the Merger Agreement, (ii) against any action or agreement that would reasonably be expected to result in a material breach of any representation, warranty, covenant or obligation of Momentive in the Merger Agreement, and (iii) against any proposal involving Momentive or any of its subsidiaries that would reasonably be expected to have a Material Adverse Effect on the Company (as defined in the Merger Agreement) or materially impede, interfere with, delay, postpone or adversely affect the consummation of the Merger or any of the other actions or transactions contemplated by the Merger Agreement. The Voting Agreement with the Stockholder affiliated with Ms. Sandberg also provides that if the Momentive board of directors changes its recommendation to Momentive stockholders to vote in favor of the adoption of the Merger Agreement, then, such Stockholder will instead cause the Momentive Shares owned by such Stockholder to be voted in the same proportion (for, against or abstain) as the votes that are collectively cast by all of the other holders of Momentive Shares who are present and voting with respect to each such matter. The Stockholders subject to the Voting Agreements beneficially own in the aggregate approximately 12% of the outstanding Momentive Shares as of October 25, 2021. The Voting Agreements do not restrict the actions of Mr. Lurie, Mr. Finley or Ms. Sandberg in their capacities as directors of Momentive. The Voting Agreements terminate upon the earliest to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the effectiveness of amendments, modifications or supplements to the Merger Agreement that decrease the amount of, or change the form of, merger consideration or that are materially adverse to Momentive’s stockholders, and (d) the termination of the Voting Agreements by written agreement of each of Zendesk, Momentive and the Stockholder.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by the full text of the Voting Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 hereto and are incorporated by reference herein. The Voting Agreements have been attached to provide investors with information regarding their terms. They are not intended to provide any other factual information about Zendesk, Momentive or the Stockholders. Moreover, the representations and warranties in the Voting Agreements were used for the purpose of allocating risk among the parties rather than establishing matters of fact. Accordingly, the representations and warranties in the Voting Agreements should not be relied on as characterization of the actual state of facts about Zendesk, Momentive or any of the Stockholders.

Additional Information and Where to Find It

This report relates to a proposed business combination transaction between Zendesk and Momentive. In connection with the proposed transaction, Zendesk intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Zendesk and Momentive and that also will constitute a prospectus of Zendesk with respect to shares of Zendesk’s common stock to be issued in the proposed transaction (the “joint proxy statement/prospectus”). The definitive joint proxy statement/prospectus (if and when available) will be delivered to Zendesk’s stockholders and Momentive’s stockholders. Each of Zendesk and Momentive may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF ZENDESK AND MOMENTIVE ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the joint proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by Zendesk or Momentive through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Zendesk with the SEC also may be obtained free of charge at Zendesk’s investor relations website at https://investor.zendesk.com/ir-home/default.aspx or upon written request to Zendesk, Inc. at 989 Market Street, San Francisco, CA 94103. Copies of the documents filed with the SEC by Momentive will be available free of charge by accessing Momentive’s investor relations website at investor.momentive.ai or upon written request to Momentive Global Inc. at investors@momentive.ai.

Participants in the Solicitation

Zendesk, Momentive, their respective directors and certain of their respective executive officers are participants in the solicitation of proxies from the respective stockholders of Zendesk and Momentive in respect of the proposed transaction. Information about Zendesk’s directors and executive officers and their ownership of Zendesk common stock is set forth in Zendesk’s proxy statement for its 2021 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 2, 2021. Information about Momentive’s directors and executive officers and their ownership of Momentive’s common stock is set forth in Momentive’s proxy statement for its 2021 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 20, 2021. To the extent that holdings of Zendesk’s or Momentive’s securities have changed since the amounts printed in Zendesk’s or Momentive’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the participants in the proxy solicitations will be contained in the joint proxy statement/prospectus when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements, including, among other things, statements regarding the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of anticipated synergies from the proposed transaction, the anticipated timing of closing of the proposed transaction and other aspects of Zendesk’s or Momentive’s operations or operating results. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this report, including (i) the ability to complete the proposed transaction within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that uncertainty about the proposed transaction may adversely affect relationships with Zendesk’s customers, partners, suppliers, and employees, whether or not the transaction is completed; (iv) the effect of the announcement of the proposed transaction on the ability of Zendesk or Momentive to retain and hire key personnel; (v) the risk that disruptions from the proposed transaction will harm Zendesk’s or Momentive’s business, including current plans and operations; (vi) potential litigation related to the proposed transaction and the resulting expense or delay; (vii) the failure to obtain stockholder or regulatory approvals in a timely manner or otherwise; (viii) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Zendesk or Momentive to terminate the proposed transaction; (ix) the diversion of the attention of the respective management teams of Zendesk and Momentive from their respective ongoing business operations; (x) the ability of Zendesk to successfully integrate Momentive’s operations and technologies; (xi) the ability of Zendesk to implement its plans, forecasts and other expectations with respect to its business after the completion of the transaction and realize expected synergies; (xii) the effect of uncertainties related to the COVID-19 pandemic on U.S. and global markets, Zendesk’s or Momentive’s respective business, operations, revenue, cash flow, operating expenses, hiring, demand for their respective solutions, sales cycles, customer retention, and their respective customers’ businesses and industries; (xiii) risks relating to the market value of Zendesk’s common stock to be issued in the proposed transaction; (xiv) Zendesk’s ability to adapt its products to changing market dynamics and customer preferences or achieve increased market acceptance of its products; (xv) the intensely competitive market in which Zendesk operates; (xvi) the development of the market for software as a service business software applications; (xvii) Zendesk’s substantial reliance on its customers renewing their subscriptions and purchasing additional subscriptions; (xviii) Zendesk’s ability to effectively market and sell its products to larger enterprises; (xix) Zendesk’s ability to develop or acquire and market new products and to support its products on a unified, reliable shared services platform; (xx) Zendesk’s reliance on third party services, including services for hosting, email, and messaging; (xxi) Zendesk’s ability to retain key employees and attract qualified personnel, particularly in the primary regions Zendesk operates; (xxii) Zendesk’s ability to effectively manage its growth and organizational change, including its international expansion strategy; (xxiii) Zendesk’s expectation that the future growth rate of its revenues will decline, and that, as its costs increase, Zendesk may not be able to generate sufficient revenues to achieve or sustain profitability; (xxiv) Zendesk’s ability to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions; (xxv) real or perceived errors, failures, or bugs in Zendesk’s products; (xxvi) potential service interruptions or performance problems associated with Zendesk’s technology and infrastructure; (xxvii) Zendesk’s ability to securely maintain customer data and prevent, mitigate, and respond effectively to both historical and future data breaches; (xxviii) Zendesk’s ability to comply with privacy and data security regulations; (xxix) Zendesk’s ability to optimize the pricing for its solutions; and (xxx) other adverse changes in general economic or market conditions. The forward-looking statements contained in this report are also subject to additional risks, uncertainties, and factors, including those described in Zendesk’s and Momentive’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. The forward-looking statements included in this report are made only as of the date hereof. Zendesk does not undertake to update any forward-looking statements made in this report to reflect events or circumstances after the date of this report or to reflect new information or the occurrence of unanticipated events, except as required by law.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1*	Agreement and Plan of Merger, dated as of October 28, 2021, by and among Zendesk, Inc., Milky Way Acquisition Corp. and Momentive Global Inc.

10.1	Voting Agreement, dated as of October 28, 2021, by and among Zendesk, Inc., Momentive Global Inc. and Ryan Nabil Finley

10.2	Voting Agreement, dated as of October 28, 2021, by and among Zendesk, Inc., Momentive Global Inc. and Sheryl K Sandberg Revocable Trust Dated 9/3/2004

10.3	Voting Agreement, dated as of October 28, 2021, by and among Zendesk, Inc., Momentive Global Inc. and SM Profits, LLC

10.4	Voting Agreement, dated as of October 28, 2021, by and among Zendesk, Inc., Momentive Global Inc. and Alexander Joseph Lurie

10.5	Voting Agreement, dated as of October 28, 2021, by and among Zendesk, Inc., Momentive Global Inc. and Eliza and Larry Becker Family 2018 Irrevocable Trust Dated May 31, 2018

10.6	Voting Agreement, dated as of October 28, 2021, by and among Zendesk, Inc., Momentive Global Inc. and Jason and Jennifer Lurie Family 2018 Irrevocable Trust Dated May 31, 2018

10.7	Voting Agreement, dated as of October 28, 2021, by and among Zendesk, Inc., Momentive Global Inc. and Scott and Caitlin Vogelsong Family 2018 Irrevocable Trust Dated May 31, 2018

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Zendesk agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that Zendesk may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.

By:	/s/ Mikkel Svane
Name:	Mikkel Svane
Title:	Chief Executive Officer (Principal Executive Officer)

October 29, 2021